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                                                                    Exhibit 10.1



                                 BIG CITY RADIO, INC.
                              1997 INCENTIVE STOCK PLAN
                              -------------------------


    1. PURPOSE. The purposes of the Big City Radio, Inc. Incentive Stock Plan are, in general, to give the Company a significant advantage in retaining key employees, officers and directors, and to provide an incentive to selected key employees, officers and directors of the Company and its subsidiaries, within the meaning of Code Section 424(f), who have substantial responsibility in the direction of the Company and its subsidiaries, and others whom the Board (or, following its appointment, the Committee) determines provide substantial and important services to the Company, to acquire a proprietary interest in the Company, to continue as employees, officers and directors or in their other capacities, and to increase their efforts on behalf of the Company.

    2. DEFINITIONS. Unless the context clearly indicates to the contrary, the following terms, when used in the Plan, shall have the meanings set forth in this Section 2.

         "Act" shall mean the Securities Act of 1933, as amended from time to time.

         "Award" means any Option.

         "Board" means the Board of Directors of the Company.

         "Change in Control" means an event that shall be deemed to have occurred as of the first day any one or more of the following have been satisfied:

         (a) any event whereby a Person (other than (i) the Company or an affiliate, as defined in the Exchange Act, or (ii) any employee benefit plan or trust sponsored or maintained by the Company or an affiliate, as defined in the Exchange Act) (x) acquires 50% or more of the Company's outstanding



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              voting securities, or  (y) acquires (in one transaction or in a series of related transactions) a subsidiary, business unit, segment or division of the Company as defined by the Board (or, following its appointment, the Committee) (provided, however, that in such event a Change in Control shall be deemed to occur only with respect to employees of such subsidiary, business unit, segment or division and who cease to be employees of the Company or of any "affiliate" of the Company). For purposes of this subsection an "affiliate" shall mean any member of the same controlled group (as defined in Code Sections 414(b)-(o) inclusive) with the Company. "Person" shall have the same meaning as ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Section 13(d) thereof;

         (b) a change in the composition of the Board such that at any time a majority of the Board shall not have been members of the Board for twenty-four (24) months; provided, however, that directors who were appointed or nominated for election by at least two-thirds of the directors who were directors at the beginning of such twenty-four (24) month period (or deemed to be such directors under this subparagraph) shall be deemed to be directors at the beginning of such twenty-four (24) month period for the purposes of this subparagraph;

         (c) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

         (d) any consolidation or merger of the Company, other than a merger or consolidation of the Company in which the voting securities of the Company


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              outstanding immediately prior thereto continue to represent
              (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the voting securities of the Company, or such surviving entity, outstanding immediately after such merger or consolidation.

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         "Committee" shall mean the Committee described in Section 11 of the Plan.

         "Common Stock" shall mean $.01 par value common stock of the Company.

         "Company" shall mean Big City Radio, Inc. or any successor company thereto.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

         "Fair Market Value" shall mean the closing price of publicly traded Common Stock on the national securities exchange on which the Common Stock is listed (if the Common Stock is so listed) or on the NASDAQ National Market System (if the Common Stock is regularly quoted on the NASDAQ National Market System), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded Common Stock in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Board (or, following its appointment, the Committee) in a manner consistent with the provisions of the Code.

         "Grantee" shall mean any key employee, officer or director of the Company or a subsidiary of the Company, within the meaning of Code Section 424(f), as determined by the Board (or, following its appointment, the Committee) who has substantial responsibility in the direction of the Company and its subsidiaries, and anyone else whom the Board (or, following its


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appointment, the Committee) determines provides substantial and important services to the Company who is granted an Award under the Plan.

         "Incentive Stock Option" or "ISO" shall mean any stock option as defined in Code Section 422.

         "Independent Director" shall mean any member of the Board who during his entire term as a director was not employed by the Company and its subsidiaries within the meaning of Code Section 424(f), and who also satisfies the criteria for "outside director" under Code Section 162(m).

         "Non-Qualified Stock Option" or "NQSO" shall mean an option other than an Incentive Stock Option.

         "Option" shall mean ISOs and NQSOs, collectively.

         "Plan" shall mean the Big City Radio, Inc. 1997 Incentive Stock Plan.

         "Reporting Person" shall mean any person subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to equity securities of the Company.

         "Rule 16b-3" means Rule 16b-3 of the Exchange Act, or any successor thereto, that excepts transactions under employee benefit plans, as in effect from time to time.

    3. TYPES OF AWARDS. The Plan provides for Incentive Stock Options and Non-Qualified Stock Options. Except as provided herein, a particular form of Award may be granted either alone or in addition to other grants hereunder. The provisions of the particular forms of grants need not be the same with respect to each recipient.

         ISOs may be awarded to employees of the Company and its subsidiaries, within the meaning of Code Section 424(f), including employees who are officers and directors, but shall not be issued to directors or others who are not employees.


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         NQSOs may be awarded to employees and directors, including directors who are not employees of the Company and its subsidiaries, within the meaning of Code Section 424(f), and including members of the Committee and anyone whom the Board (or, following its appointment, the Committee) administering the Plan pursuant to Section 11 determines provides substantial and important services to the Company. Options will consist of the maximum number of ISOs that may be issued to a Grantee under applicable law, with the balance (if any) of the Options being NQSO's.

    4.   TERM OF PLAN.

         (a) EFFECTIVE DATE. This Plan shall become effective as of the date of adoption thereof by the Board; provided, however, that the Plan shall be submitted for approval by the stockholders of the Company no earlier than twelve
(12) months prior to, and no later than twelve (12) months after, the date of adoption of the Plan by the Board.

         (b)  TERMINATION DATE.  This Plan shall terminate on the earliest of:

              (i) The tenth anniversary of the effective date as determined under this Section 4;

              (ii) The date when all shares of the Common Stock reserved for issuance under the Plan, shall have been acquired through exercise of any Awards granted under the Plan; or

             (iii) Such earlier date as the Board may determine.

Any Award outstanding under the Plan at the time of its termination shall remain in effect in accordance with its terms and conditions and those of the Plan.

    5. THE STOCK. Subject to adjustment as provided in Section 9, the aggregate number of shares of Common Stock which may be issued under the Plan shall be 92 shares; provided, however, that the maximum number of shares of Common Stock available with respect to the


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Awards granted by the Board (or, following its appointment, the Committee) to any one Grantee under the Plan, in the aggregate, shall not exceed 13.14. Such number of shares of Common Stock may be set aside out of the authorized but unissued shares of Common Stock not reserved for any other purpose or out of shares of Common Stock held in or acquired for the treasury of the Company. The Company, during the term of the Plan, will at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan. All or any shares of Common Stock subjected under this Plan to an Award which, for any reason, terminates unexercised as to such shares, may again be subjected to an Award under the Plan. In addition to the foregoing, shares surrendered to the Company by, or on behalf of, a Grantee in payment of the exercise price or applicable taxes upon exercise may also be used thereafter for additional Awards.

    6.   STOCK OPTIONS.

         (a) GRANTS. Options may be granted by the Committee at any time and from time to time prior to the termination of the Plan or by the Board pending the formation of the Committee. Each Option granted under the Plan shall be evidenced by an agreement in a form approved by the Committee or by the Board pending the formation of the Committee. The terms and conditions of such Option agreement need not be identical with respect to each Grantee, but each Option agreement will evidence on its face whether it is an ISO, a NQSO, or both. For purposes of this Section, an Option shall be deemed granted on the date the Board (or, following its appointment, the Committee) selects an individual to be a Grantee, determines the number of shares to be issued pursuant to such Option and specifies the terms and conditions of the Option. Except as hereinafter provided, Options granted pursuant to the Plan shall be subject to the following terms and conditions set forth in this Section 6. Independent Directors who serve on the Board on the date this Plan is


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adopted shall be entitled to receive Awards under the Plan with respect to shares of Common Stock, each having an exercise price equal to the Fair Market Value of a share on the date of grant. Any other Independent Director who first serves on the Board subsequent to the date the Plan was adopted shall be entitled to receive Awards under the Plan, upon his initial election to the Board, with respect to .3285151 shares of Common Stock, each having an exercise price equal to the Fair Market Value of a share on the date of grant; and thereafter, annually on the date of each annual stockholder's meeting, Awards with respect to .3285151 shares of Common Stock (subject to an overall 3.2851511 shares of Common Stock limit), each having an exercise price equal to the Fair Market Value of a share on the date of grant. All Options awarded to Independent Directors shall be immediately exercisable.

         (b) PRICE AND EXERCISE. The purchase price of the shares of Common Stock upon exercise of an ISO shall be no less than the Fair Market Value of the shares of Common Stock at the time of grant of an ISO; provided, however, if an ISO is granted to a person owning either directly (or through application of the attribution rules under Code Section 318) shares of Common Stock of the Company possessing more than 10% of the total combined voting power of all classes of shares of Common Stock of the Company as defined in Code Section 422 ("10% Stockholder"), the purchase price shall be equal to 110% of the Fair Market Value of the shares of Common Stock. The purchase price of the shares of Common Stock upon exercise of a NQSO may be any price set by the Board (or, following its appointment, the Committee).

         The purchase price shall be paid in United States dollars in cash or by certified or cashier's check payable to the order of the Company at the time of purchase. At the discretion of the Board (or, following its appointment, the Committee) the purchase price may be paid with: (i) shares of Common Stock already owned by, and in the possession of, the Grantee; or (ii) any


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combination of United States dollars or shares of Common Stock of the Company.
Any required withholding tax shall be paid by the Grantee in full, in accordance with the provisions of Section 12. Shares of Common Stock of the Company used to satisfy the purchase price of an Option shall be valued at their Fair Market Value. The purchase price shall be subject to adjustment, but only as provided in Section 9 hereof.

         Any vested Option may be exercised in full at one time by giving written notice to the Company, which notice shall be signed and dated by the Grantee and shall state the number of shares of Common Stock with respect to which the Option is being exercised. The notice of the exercise of any Option shall be accompanied by payment in full of the purchase price. If required by the Company, such notice of exercise of an Option shall be accompanied by the
Grantee's written representation in accordance with Section 21.    Upon such
demand, delivery of such representation prior to the delivery of any Common Stock issued upon exercise of an Option shall be a condition precedent to the right of the Grantee or such other person to purchase any shares of Common Stock.

         (c) VESTING. Options shall vest in accordance with the schedule established for each Grantee; provided, however, that all Options awarded to a Grantee shall vest immediately upon said Grantee's death or retirement as defined herein. The Committee may accelerate the vesting schedule of any Award other than in the event of a Change in Control. Prior to the formation of the Committee the Board may accelerate the vesting schedule of any Award.

         (d)  ADDITIONAL RESTRICTIONS ON EXERCISE OF AN ISO.  The aggregate
Fair Market Value of Common Stock (determined at the time an ISO is granted) for which an ISO is exercisable for the first time by a Grantee during any calendar year (under all plans of the Company and its subsidiaries or parent) shall not exceed $100,000 or such other amount as may be prescribed under the Code or applicable regulations and rulings from time to time. To the extent that the aggregate


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Fair Market Value of Common Stock (determined at the time an ISO is granted)
with respect to Options designated as ISOs exercisable for the first time by a Grantee during any calendar year (under all plans of the Company and its subsidiaries or parent) exceeds $100,000, such Options shall be treated as NQSOs. The foregoing shall be applied by taking Options into account in the order in which they were granted.

         (e) DURATION OF OPTIONS. Options may be granted for terms of up to but not exceeding ten (10) years from the effective date the particular Option is granted; provided, however, that an ISO granted to a 10% Stockholder may be granted for a term not exceeding five (5) years from the effective date the particular ISO is granted.

         If the stockholders of the Company have not approved the adoption of the Plan prior to the end of one (1) year from the date the Plan is approved by the Board, any Option granted under the Plan prior to such date shall be null and void and the Company shall rescind the issuance of any shares of Common Stock issued upon the exercise of such Options by a Grantee prior to such date. In the event of such rescission, the Company shall refund the price paid per share of Common Stock by the Grantee upon exercise of the Options upon receipt of the certificate representing such shares.

         (f) MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of the Plan, the Board (or, following its appointment, the Committee) may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (up to the extent not theretofore exercised). In addition to the limitations set forth in Section 15, the Board (or, following its appointment, the Committee) shall not, however, with respect to ISOs, modify any outstanding Award so as to specify a lower Award price or accept the surrender of outstanding Awards and authorize the granting of


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new Awards in substitution therefor specifying a lower price.  Notwithstanding the foregoing or anything herein, no modification of an Award shall, without the consent of the Grantee, alter or impair any rights or obligations under any Award theretofore granted under the Plan nor shall any modification be made which shall adversely affect the status of an ISO under Code Section 422; provided, however, that any such provision shall remain in effect with respect to other Awards, and there shall be no further effect on the Plan.

         (g) OTHER TERMS AND CONDITIONS. Awards may contain such other provisions, which shall not be inconsistent with any of the foregoing terms, as the Board (or, following its appointment, the Committee) shall deem appropriate.

    7.   TERMINATION OF EMPLOYMENT.

         Upon the termination of a Grantee's employment with the Company, any Award then held by such Grantee or Grantee's estate may only be exercised as follows:

         (a) RETIREMENT. If the Grantee's employment is terminated because he or she has attained age 65, or in accordance with the age specified in an employment agreement with a Grantee, he or she may within three (3) months following such termination, exercise the Award to the extent such Award is otherwise exercisable. However, in the event of his or her death prior to the end of the three (3) month period after the aforesaid termination of his or her employment, his or her estate shall have the right to exercise the Award within one
    (1) year (but in no event after the scheduled expiration of the term of the Award) following such termination with respect to all or any part of the stock subject thereto, to the extent such Award is exercisable.


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         (b)  DEATH.  If the Grantee's employment with the Company is terminated by death, his or her estate shall have the right to exercise the Award within one (1) year (but in no event after the scheduled expiration of the term of the Award) following such termination with respect to all or any part of the stock subject thereto, to the extent such Award is exercisable.

         (c) DISABILITY. If the Grantee's employment with the Company is terminated by disability, as defined in Code Section 22(e)(3), he or she or his or her legal representative shall have the right for a period of one (1) year (but in no event after the scheduled expiration of the term of the Award) following the date of such termination of employment to exercise any Award with respect to all or any part of the stock subject thereto, to the extent such Award is exercisable.

         (d) OTHER REASONS. If the Grantee's employment with the Company is terminated for any reason other than those provided above under "Retirement", "Death" or "Disability", the Grantee or Grantee's estate in the event of his or her death shall have the right for a period of three (3) months (but in no event after the scheduled expiration of the term of the Award) following the date of such termination of employment to exercise any Award, with respect to all or any part of the stock subject thereto, to the extent such Award is exercisable. All other Awards may be exercised within such other period of time as determined by the Board (or, following its appointment, the Committee) in its sole discretion.

         For purposes of this Section 7, "termination of employment" shall mean the termination of a Grantee's employment with the Company or a subsidiary or a parent within the meaning of Code Section 424. A Grantee employed by a subsidiary shall also be deemed to have


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a termination of employment if the subsidiary ceases to be a subsidiary of the
Company, and the Grantee does not immediately thereafter become an employee of the Company or of a subsidiary or of a parent. A Grantee who is a member of the Board but who is not also an employee of the Company shall be considered to have terminated his or her employment at such time as he or she is no longer a member of the Board. Any other Grantee who is not otherwise an employee of the Company shall be considered to have terminated employment when substantial services, as determined by the Committee, are no longer provided to the Company by the Grantee.

         Also for purposes of this Section 7, a Grantee's "estate" shall mean his or her legal representatives upon his or her death or any person who acquires the right to exercise an Award by reason of the Grantee's death. The Board (or, following its appointment, the Committee) may in its discretion require the transferee of a Grantee to supply it with written notice of the Grantee's death or disability and to supply it with a copy of the will (in the case of the Grantee's death) or such other evidence as the Board (or, following its appointment, the Committee) deems necessary to establish the validity of the transfer of an Option.

         If a Grantee's employment with the Company is terminated after a Change in Control, the provisions of Section 8 shall supersede the provisions of this Section 7.

    8. CHANGE IN CONTROL. In the event of a Change in Control and at the sole discretion of the Board, each Grantee with an outstanding Option shall have the right at any time thereafter to exercise the Option in full notwithstanding any waiting period, installment period or other limitation or restriction in any agreement or in the Plan.

    9.   ADJUSTMENT OF THE CHANGES IN THE STOCK.

         (a) If, after the date of adoption of the Plan by the Board, the Common Stock is reclassified into 7,610 shares of Class A common stock per share of Common Stock, then the


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number of shares referenced in Sections 5 and 6 of the Plan, the number and character of shares of Common Stock subject to outstanding Awards and/or the exercise price of such shares will be appropriately adjusted.

         (b) The total number and character of shares of Common Stock subject to Awards, the number and character of shares of Common Stock subject to outstanding Awards and/or the exercise price of such shares will be appropriately adjusted by the Board (or, following its appointment, the Committee) if the shares of Common Stock are changed into or exchanged for a different number or kind of shares of stock or other securities of the Company (other than as described in subsection (a)) or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split, reverse split, combination of shares, or otherwise. The Board (or, following its appointment, the Committee) may also make appropriate adjustments in the event of a merger, consolidation, or other transaction or event having a similar effect.

         (c) The Company shall not be required to issue any fractional shares of Common Stock pursuant to the Plan. Fractional shares resulting from any adjustment in Awards pursuant to this Section 9 may be settled in cash or otherwise as the Board shall determine.

         (d) Notice of any adjustment shall be given by the Company to each holder of an Award which shall have been so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

         (e) If another corporation is merged into the Company or the Company otherwise acquires another corporation, the Board may elect to assume under the Plan any or all outstanding stock options or other awards granted by such corporation under any stock option or other plan adopted by it prior to such acquisition. Such assumptions shall be on such terms and conditions as the Board (or, following its appointment, the Committee) may determine; provided, however, that


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the awards as so assumed do not contain any terms, conditions or rights that are inconsistent with the terms of this Plan. Unless otherwise determined by the Board, such awards shall not be taken into account for purposes of the limitations contained in Section 5 of the Plan.

    10. TRANSFERABILITY OF AWARDS. An Award shall be transferable only by will or the laws of descent and distribution and shall be exercisable during the Grantee's lifetime only by the Grantee or by the guardian or legal representative of the Grantee acting in a fiduciary capacity on behalf of the Grantee under state law and court supervision. An Award is not subject, in whole or in part, to attachment, execution or levy of any kind.

    11.  ADMINISTRATION.

         (a) The Plan shall be initially administered by the Board until the appointment of the Committee. The Plan shall thereafter be administered by the Committee appointed by the Board which shall be composed of not less than two
(2) members of the Board, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Proposed Treasury Regulation Section 1.162-27(e)(3) or such other regulations as may be issued in proposed, temporary or final form under Code Section 162(m).

         (b) The Board (or, following its appointment, the Committee) shall act by a majority of its members at the time in office and eligible to vote on any particular matter, and such action may be taken either by a vote at a meeting or in writing without a meeting.

         (c) Subject to the provisions of the Plan, the Board (or, following its appointment, the Committee) shall from time to time and at its discretion take the following actions:

              (i)  grant Awards;


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              (ii) determine which employees, officers, directors and other individuals performing substantial and important services may be granted Awards under the Plan;

             (iii) determine the type of awards to be granted;

              (iv) determine the number of shares subject to each Award;

              (v)  determine the term of each Award granted under the Plan;

              (vi) determine the date or dates on which the Award granted shall be exercisable;

             (vii) determine the exercise price of any Award granted;

            (viii) determine the Fair Market Value of the Common Stock subject to the Awards granted;

              (ix) determine the terms of any agreement pursuant to which
                   Awards are granted;

              (x)  amend any such agreement with the consent of the Grantee;

              (xi) extend the exercise period of any Award;

             (xii) accelerate the vesting period of any Award except in the event of a Change in Control;

            (xiii) establish performance-based goals within the meaning of Code
                   Section 162(m);

             (xiv) establish such procedures as it deems appropriate for a recipient of an Award hereunder to designate a beneficiary to whom any benefits payable in the event of his or her death are to be made; and


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              (xv) determine any other matters specifically delegated to it under the Plan or necessary for the proper administration of the Plan.

         The Board (or, following its appointment, the Committee) shall also have the final authority and discretion to interpret and construe the terms of the Plan and of any Award granted and such interpretation and construction by the Board (or, following its appointment, the Committee) shall be final, binding and conclusive upon all persons including, without limitation, the Company, stockholders of the Company or any subsidiary, the Plan, and all persons claiming an interest in the Plan. Notwithstanding anything contained in this
Section 11 to the contrary, no term of the Plan relating to ISOs shall be interpreted, nor shall any discretion or authority of the Board (or, following its appointment, the Committee) be exercised, so as to disqualify the Plan under Code Section 422 or, without the consent of the Grantee, to disqualify any ISO under Code Section 422 or in a manner inconsistent with Rule 16b-3.

         (d) No member of the Committee or director of the Board shall be liable for any action, interpretation or construction made in good faith with respect to the Plan or any Award granted hereunder.

    12. TAX WITHHOLDING. It shall be a condition to the obligation of the Company to deliver shares or securities of the Company upon exercise of an Award, that the Grantee of such Award pay to the Company such amount as may be requested by the Company for the purpose of satisfying any liability for such withholding taxes. The Board (or, following its appointment, the Committee) may, in its sole discretion, permit the Grantee of an Award, in accordance with any applicable regulations of the authority issuing such regulations, to pay a portion or all of the amount of such minimum required or additional permitted withholding taxes in shares. At the Board's (or, following its appointment, the Committee's) sole discretion, the Grantee shall be permitted to authorize the

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Company to withhold, or shall agree to surrender back to the Company, on or about the date such withholding tax liability is determinable, shares previously owned by such Grantee or a portion of the shares that were or otherwise would be distributed to such Grantee pursuant to such Award having a Fair Market Value equal to the amount of such required or permitted withholding taxes to be paid in shares.

    13.  SECURITIES LAW REQUIREMENTS.

         (a) No Award granted pursuant to this Plan shall be exercisable in whole or in part, nor shall the Company be obligated to acquire or sell any shares of Common Stock subject to any such Option, if such exercise, acquisition and sale would, in the opinion of counsel for the Company, violate the Act (or other federal or state statutes having similar requirements), as it may be in effect at that time. In this regard, the Board (or, following its appointment, the Committee) may demand the representations described in Sections 6(b) and 21.

         (b) Each Award shall be subject to the further requirement that, if at any time the Board (or, following its appointment, the Committee) shall determine in its discretion that the listing or qualification of the shares of Common Stock subject to such Award under any securities exchange requirements or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the granting of such Award or the issue of shares thereunder, such Award may not be exercised in whole or in part, unless such listing, qualification, consent or approval shall have been affected or obtained free of any conditions not acceptable to the Board.

         (c) No person who acquires shares of Common Stock under the Plan may, during any period of time that such person is an affiliate of the Company within the meaning of the rules and regulations of the Securities and Exchange Commission under the Act, sell such shares of

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Common Stock, unless such offer and sale is made (i) pursuant to an effective registration statement under the Act, which is current and includes the shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the Act, such as that set forth in Rule 144 promulgated under the Act.

         (d) With respect to any Reporting Person, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or any action by an authority under the Plan fails to so comply, such provision or action shall, without further action by any person, be deemed to be automatically amended to the extent necessary to effect compliance with Rule 16b-3, provided that if such provision or action cannot be amended to effect such compliance, such provision or action shall be deemed null and void, to the extent permitted by law and deemed advisable by the appropriate authority. Each Award to a Reporting Person under the Plan shall be deemed issued subject to the foregoing qualification.

    14.  FOREIGN PARTICIPANTS.

         In order to facilitate the making of an Award and to foster and promote achievement of the purposes of the Plan, the Board (or, following its appointment, the Committee) may provide for such special terms for Awards to Grantees who are foreign nationals, or who are employed by the Company outside of the United States of America, as the Board (or, following its appointment, the Committee) may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Board (or, following its appointment, the Committee) may approve such supplements to, or amendments, restatements or alternative versions of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as the Plan; provided, however, that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the terms of the Plan, as then in effect, unless the Plan could have been amended to eliminate the inconsistency without further approval by the stockholders of the Company.

    15.  AMENDMENT OR TERMINATION OF THE PLAN.

         The Board may amend or terminate the Plan at any time, except that approval of the holders of a majority of the outstanding voting stock of the Company is required for amendments which:

          (i) decrease the minimum exercise price for ISOs;

         (ii) extend the term of the Plan beyond ten (10) years;

        (iii) extend the maximum terms of the Awards granted hereunder beyond ten (10) years;

         (iv) withdraw the administration of the Plan from the Committee appointed pursuant to Section 11;

          (v) change the class of eligible employees, officers, directors and other Grantees;

         (vi) increase the aggregate number of shares of Common Stock which may be issued pursuant to the provisions of the Plan;

        (vii) otherwise require stockholder approval to comply with Rule 16b-3 or any other applicable law, regulation, or listing requirement or to qualify for an exemption or characterization that is deemed desirable by the Board.

         Notwithstanding the foregoing, the Board may, without the need for stockholders' approval, amend the Plan in any respect to qualify ISOs as incentive stock options under Code Section 422.

         No amendment or termination of the Plan shall, without the written consent of the Grantee, alter the terms of Options already granted and such options shall remain in full force and effect as if the Plan had not been terminated.

         Any Award that may be made pursuant to an amendment to the Plan that shall have been adopted without the approval of the stockholders of the Company shall be null and void as to persons subject to Section 16(a) of the Act if it is subsequently determined that such approval was required in order for the Plan to continue to satisfy the applicable conditions of Rule 16b-3.

         Furthermore, technical or clarifying amendments shall be made by the Committee, (following its appointment by the Board), and not by the Board.

    16. NO OBLIGATION TO EXERCISE OPTION. The granting of an Award shall impose no obligation upon the Grantee (or upon a transferee of a Grantee) to exercise such Award.

    17. NO LIMITATION ON RIGHTS OF THE COMPANY. The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification, or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

    18. PLAN NOT A CONTRACT OF EMPLOYMENT. The Plan is not a contract of employment, and the terms of employment of any recipient of any Award hereunder shall not be affected in any way by the Plan or related instruments except as specifically provided therein. The establishment of the Plan shall not be construed as conferring any legal rights upon any recipient of any Award hereunder for a continuation of employment, nor shall it interfere with the right of the Company or any subsidiary to discharge any recipient of any Award hereunder and to treat him or her without regard to the effect which such treatment might have upon him or her as the recipient of any Award hereunder.

    19. EXPENSES OF THE PLAN. All of the expenses of the Plan shall be paid by the Company.

    20. FUNDING. The Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Grantee or other person. To the extent any person holds any rights by virtue of an Award granted under the Plan, such rights shall be no greater than the rights of an unsecured general creditor of the Company.

    21. COMPLIANCE WITH APPLICABLE LAW. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates for shares of Common Stock pursuant to the exercise of an Option, unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any exchange upon which shares of Common Stock are traded including, without limitation, any legends that are required on such stock certificates. The Company shall in no event be obligated to register any securities pursuant to the Act (as now in effect or as hereafter amended) or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

         The Board (or, following its appointment, the Committee) may require, as a condition of the issuance and delivery of such certificates and in order to ensure compliance with such laws, regulations and requirements, that the recipient of any Award hereunder make such covenants, agreements and representations as the Board (or, following its appointment, the Committee), in its sole discretion, deems necessary or desirable, including, without limitation, a written representation from a stockholder that the stock is being purchased for investment and not for distribution, acknowledging that such shares have not been registered under the Act, as amended, and agreeing that such shares may not be sold or transferred unless there is an effective registration statement for them under the Act, or, in the opinion of counsel to the Company, that such sale or transfer is not in violation of the Act.

    22. EFFECT UPON OTHER COMPENSATION. Nothing contained herein shall prevent the Company or any subsidiary from adopting other or additional compensation arrangements for its employees or directors. The effect under any other benefit plan of the Company of an inclusion in income by virtue of an Award hereunder shall be determined under such other plan.

    23. GRANTEE TO HAVE NO RIGHTS AS A STOCKHOLDER. No Grantee of any Option shall have any rights as a stockholder with respect to any shares subject to his or her Option prior to the date on which he or she is recorded as the holder of such shares on the records of the Company. No Grantee of any Option shall have the rights of a stockholder until he or she has paid in full the Option price.

    24. NOTICE. Notice to the Company shall be deemed given if in writing and mailed to Arnold Wadler, Esq., Metromedia Company, One Metromedia Plaza, East Rutherford, New Jersey 07073, by first class, certified mail. Notice to the Grantee or the Grantee's estate, if applicable, shall be given by registered mail to such person's last known address.

    25. GOVERNING LAW. Except to the extent preempted by federal law, this Plan and all Option agreements entered into pursuant thereto shall be construed and enforced in accordance with, and governed by, the laws of the State of New York determined without regard to its conflict of law rules.

    26. SUCCESSORS AND ASSIGNS. The Plan shall be binding on and inure to the benefit of the Company and the employees to whom an Award is granted hereunder, and such employees' heirs, executors, administrators, legatees, trustees, personal representatives, assignees and transferees (where permitted).

    27. DELIVERY OF THE PLAN. A copy of this Plan shall be delivered to the Secretary of the Company and shall be shown by him to each eligible person making reasonable inquiry concerning it. A copy of this Plan shall also be delivered to each Grantee at the time his or her Award is granted.

                                                                         Annex A
                                                                         -------
                                                               [OC ISOS - BOARD]



                                 BIG CITY RADIO, INC.
                                 --------------------


          AGREEMENT (the "Agreement"), dated as of ________________, between Big City Radio, Inc., a Delaware corporation with offices at 11 Skyline Drive, Hawthorne, NY 10532 (the "Company"), and (Name) (the"Grantee").

          The Board of Directors of the Company hereby grants to the Grantee, effective as of the close of business on the date prior to the consummation of the initial public offering of shares of Class A common stock (par value $0.01) of the Company ("Common Stock"), an option to purchase all or any part of an aggregate of (ISO) shares of Common Stock under the Big City Radio, Inc. 1997 Incentive Stock Plan (the "Incentive Stock Plan") at an exercise price of $____ per share (the "Incentive Stock Options"). The Incentive Stock Options are intended to be incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

          To evidence the Incentive Stock Options and to set forth the terms and conditions as provided in the Incentive Stock Plan, the Company and the Grantee hereby agree as follows:

     1.   DEFINITIONS

          Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Incentive Stock Plan, as may be amended from time to time.

     2.   CONFIRMATION OF GRANT SUBJECT TO INCENTIVE STOCK PLAN

          The Company hereby evidences and confirms its grant of the Incentive Stock Options to the Grantee on the effective date set forth above. The Incentive Stock Options shall be subject to all of the provisions of the Incentive Stock Plan.

     3.   MEDIUM AND TIME OF PAYMENT

          The exercise price of the Incentive Stock Options shall be payable in United States dollars and may be paid in cash or by certified or cashier's check payable to the order of the Company at the time of purchase. Notwithstanding the foregoing, the Grantee may, at the discretion of the committee responsible for the administration of the Plan (the "Committee"), pay the exercise price with (i) shares of Common Stock of the Company already owned by, and in the possession of, the Grantee, or (ii) any combination of United States dollars or shares of Common Stock of the Company. Shares of Common Stock of the Company used to satisfy the exercise price of Incentive Stock Options shall be valued at their Fair Market Value, as determined under the Incentive Stock Plan.

     4.   TERM AND EXERCISE OF THE INCENTIVE STOCK OPTIONS

          The Incentive Stock Options shall vest at a rate equal to 20% per annum over a period of five (5) years beginning on the first anniversary date of the date of grant. In the event of the Grantee's death or the Grantee's retirement on or after attaining age sixty-five (65), the Incentive Stock Options shall be immediately exercisable and otherwise subject to Section 7 of the Incentive Stock Plan. Upon a Change in Control prior to the expiration of five (5) years from the date of the Grant, the Incentive Stock Options shall be immediately exercisable at the sole discretion of the Board.

          The vested Incentive Stock Options may be exercised by giving written notice to the Company by first class, certified mail to Arnold L. Wadler, Esq., Executive Vice President, c/o Metromedia Company, One Metromedia Plaza, East Rutherford, New Jersey 07073. Such notice shall be signed and dated by the Grantee and shall state the number of shares of Common Stock of the Company with respect to which the Incentive Stock Options are being exercised. Such notice of exercise shall be accompanied by full payment of the exercise price.

     5.   ISSUANCE OF COMMON STOCK

          Certificates for shares of Common Stock of the Company shall be issued upon the exercise of the Incentive Stock Options only when all necessary actions shall have been taken by the Company to render the Common Stock of the Company when issued, validly issued, fully paid and non-assessable.

     6.   TRANSFERABILITY OF INCENTIVE STOCK OPTIONS

          The Incentive Stock Options granted hereunder shall be exercisable during the Grantee's lifetime only by the Grantee or by the guardian or legal representative of the Grantee acting in a fiduciary capacity on behalf of the Grantee. The Incentive Stock Options shall be transferable only by will or the laws of descent and distribution and shall not be subject, in whole or in part, to attachment, execution or levy of any kind.

     7.   RIGHTS IN THE EVENT OF TERMINATION OF
          EMPLOYMENT FOR REASONS OTHER THAN DEATH AND RETIREMENT

          The Grantee may exercise the Incentive Stock Options (that are otherwise exercisable) only while an employee or within one (1) year after his or her termination of employment on account of disability as defined in Code
Section 22(e)(3) to the extent the Grantee had the right to exercise the Incentive Stock Options prior to his or her termination of employment. In the event the Grantee's employment is terminated for any reason other than disability, death or retirement on or after attaining age sixty-five
(65), the Grantee may exercise the Incentive Stock Options (that are otherwise exercisable) within three (3) months after his or her termination of employment.

          Such Incentive Stock Options may be exercised with respect to all or any part of the shares subject thereto to the extent the right to purchase such shares had accrued at the time of termination of employment.

     8.   RIGHTS IN THE EVENT OF THE GRANTEE'S DEATH

          If the Grantee dies while an employee, his or her estate shall have the right for a period of one (1) year following the date of such death to exercise the Incentive Stock Options to the extent such Incentive Stock Options are exercisable and only to the extent the term of the Incentive Stock Options has not yet expired.

     9.   RIGHTS IN THE EVENT OF THE GRANTEE'S RETIREMENT

          The Grantee may exercise the Incentive Stock Options only while an employee or within three (3) months following his or her retirement on or after attaining age sixty-five (65) to the extent such Incentive Stock Options are exercisable and only to the extent the term of the Incentive Stock Options has not yet expired. In the event of the Grantee's death prior to the end of the three (3) month period after retirement on or after attaining age sixty-five (65), his or her estate shall have the right for a period of one (1) year following the date of death to exercise the Incentive Stock Options to the extent such Incentive Stock Options are exercisable and only to the extent the term of the Incentive Stock Options has not yet expired.

     10.  CERTAIN CORPORATE TRANSACTIONS

          In the event of a change in the shares of Common Stock of the Company, as presently constituted, in a transaction described in Section 9 of the Incentive Stock Plan, the Incentive Stock Options shall be adjusted as described in such Section 9 of the Incentive Stock Plan.

          Notice of any adjustment shall be given by the Company to each holder of the Incentive Stock Options which shall have been so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Incentive Stock Plan.

          Fractional shares resulting from any adjustment in the Incentive Stock Options pursuant to Section 9 of the Incentive Stock Plan or this Section 10 shall be eliminated and the price per share of the remaining shares subject to the Incentive Stock Options shall be adjusted accordingly.

     11.  NO LIMITATION ON RIGHTS OF THE COMPANY

          The grant of the Incentive Stock Options shall not in any way affect the right or power of the Company to make adjustments, reclassifications or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     12.  RIGHTS AS A STOCKHOLDER

          The Grantee or a transferee of the Grantee shall have no rights as a stockholder with respect to any shares subject to his or her Incentive Stock Options prior to the date on which he or she is recorded as the holder of such shares on the records of the Company following the exercise of the Incentive Stock Options. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date on which the Grantee is recorded as the holder of such shares on the records of the Company following the exercise of the Incentive Stock Options.

     13.  SECURITIES LAW REQUIREMENTS

          No Incentive Stock Options granted pursuant to this Agreement shall be exercisable, in whole or in part, nor shall the Company be obligated to acquire/sell any shares of Common Stock of the Company subject to any such Incentive Stock Options if such exercise, acquisition and sale would, in the opinion of counsel for the Company, violate the Securities Act of 1933 (or other federal or state statutes having similar requirements), as it may be in effect at that time. Each Incentive Stock Option shall be subject to the further requirement that, if at any time the Board of Directors shall determine in its discretion that the listing or qualification of the shares of Common Stock of the Company subject to such Incentive Stock Option under any securities exchange requirements or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the granting of such Incentive Stock Option or the issuance of shares thereunder, such Incentive Stock Option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.

     14.  DISPOSITIONS OF COMMON STOCK

          No disposition of shares of Common Stock of the Company covered by any Incentive Stock Option shall be effective within two (2) years of the grant of such Incentive Stock Option and within one (1) year of the exercise of such Incentive Stock Option prior to thirty (30) days written notice by the Grantee to the Committee of such transfer and the payment by such Grantee of any withholding taxes due as a result of such disposition. All stock certificates issued pursuant to the exercise of the Incentive Stock Option shall bear notice of this provision.

          In addition, the Committee may, as a condition precedent to the exercise of the Incentive Stock Options, require the Grantee to enter into such agreements or to make such representations as may be required to make lawful under the laws of the United States or any state the exercise of the Incentive Stock Options and the ultimate disposition of the shares acquired by such exercise.

     15.  TAX WITHHOLDING

          It shall be a condition to the obligation of the Company to deliver shares or securities of the Company upon exercise of an Incentive Stock Option, that the Grantee pay to the Company such amount as may be requested by the Company for the purpose of satisfying any liability for such withholding taxes. Any grant issued under the Incentive Stock Plan may provide by the grant that the Grantee may elect with the consent of the Committee and in accordance with any applicable regulations of the authority issuing such regulations, to pay a portion or all of the amount of such minimum required or additional permitted withholding taxes in shares. In such event, the Grantee shall authorize the Company to withhold, or shall agree to surrender back to the Company, on or about the date such withholding tax liability is determinable, shares previously owned by such Grantee or a portion of the shares that were or otherwise would be distributed to such Grantee pursuant to such award having a Fair Market Value equal to the amount of such required or permitted withholding taxes to be paid in shares.

     16.  NO OBLIGATION TO EXERCISE INCENTIVE STOCK OPTION

          The granting of the Incentive Stock Options shall impose no obligation upon the Grantee or a transferee of the Grantee to exercise the Incentive Stock Options.

     17.  NO CONTRACT OF EMPLOYMENT

          Neither the Incentive Stock Plan nor this Agreement is a contract of employment, and the terms of employment of the Grantee shall not be affected in any way by the Incentive Stock Plan or this Agreement except as specifically provided therein. Neither the establishment of the Incentive Stock Plan nor the execution of this Agreement shall be construed as conferring any legal rights upon the Grantee for a continuation of employment, nor shall it interfere with the right of the Company or any subsidiary to discharge the Grantee and to treat him or her without regard to the effect which such treatment might have upon him or her as a Grantee.

     18.  NOTICE

          Notice to the Company shall be deemed given if in writing and mailed to the Company at the address specified in Section 4 by first-class, certified mail. Notice to the Grantee or the Grantee's estate, if applicable, shall be given by registered mail to such person's last known address.

     19.  AMENDMENT OF AGREEMENT

          The Committee may from time to time and at its discretion amend this Agreement with the consent of the Grantee.

     20.  INTERPRETATION OF AGREEMENT

          This Agreement and the Incentive Stock Options evidenced hereby are subject to the terms of the Incentive Stock Plan. A copy of the Incentive Stock Plan has been delivered, together with this Agreement, to the Grantee, receipt of which is hereby acknowledged. In the event of any conflict between the terms of the Incentive Stock Plan and of this Agreement, the terms of the Incentive Stock Plan shall govern.

          The Committee shall have the final authority and discretion to interpret and construe the terms of the Incentive Stock Plan and of this Agreement and any such interpretations and constructions by the Committee shall be final, binding and conclusive upon all persons claiming an interest in the Incentive Stock Plan. Notwithstanding the foregoing, no term of the Incentive Stock Plan relating to Incentive Stock Options shall be interpreted, nor shall any discretion or authority of the Committee be exercised, so as to disqualify the Incentive Stock Plan under Code Section 422 or, without the consent of the Grantee, to disqualify any Incentive Stock Options under Code Section 422 or in a manner inconsistent with applicable securities laws.

          No member of the Committee shall be liable for any action, interpretation or construction made in good faith with respect to the Incentive Stock Plan or this Agreement.


     21.  GOVERNING LAW

          Except to the extent preempted by federal law, this Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York, determined without regard to its conflict of law rules.

          IN WITNESS WHEREOF, the Company and the Grantee have duly executed this Agreement as of the date first written above.

                                   BIG CITY RADIO, INC.



Dated:                             By:
      --------------------            -------------------------------------



Attest:


--------------------------
      Secretary



Dated:
      --------------------         ----------------------------------------
                                                   Grantee

                                                                         Annex B
                                                                         -------
                                                                      [OC NQSOS]
                                                                   [2,500-BOARD]



                                 BIG CITY RADIO, INC.
                                 --------------------


          AGREEMENT (the "Agreement"), dated as of _______________, between Big City Radio, Inc., a Delaware corporation with offices at 11 Skyline Drive, Hawthorne, NY 10532 (the "Company"), and (Name) (the "Grantee").

          The Board of Directors of the Company hereby grants to the Grantee, effective as of the close of business on the date prior to the consummation of the initial public offering of shares of Class A common stock (par value $0.01) of the Company (the "Common Stock") an option to purchase all or an aggregate of 2,500 shares of Common Stock under the Big City Radio, Inc. 1997 Incentive Stock Plan (the "Incentive Stock Plan") at an exercise price of $____ per share (the "Non-Qualified Stock Options"). The Non-Qualified Stock Options are not intended to be incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

          To evidence the Non-Qualified Stock Options, and to set forth the terms and conditions as provided in the Incentive Stock Plan, the Company and the Grantee hereby agree as follows:

     1.   DEFINITIONS

          Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Incentive Stock Plan, as may be amended from time to time.

     2.   CONFIRMATION OF GRANT SUBJECT TO INCENTIVE STOCK PLAN

          The Company hereby evidences and confirms its grant of the Non-Qualified Stock Options to the Grantee on the effective date set forth above. The Non-Qualified Stock Options shall be subject to all of the provisions of the Incentive Stock Plan.

     3.   MEDIUM AND TIME OF PAYMENT

          The exercise price of the Non-Qualified Stock Options shall be payable in United States dollars and may be paid in cash or by certified or cashier's check payable to the order of the Company at the time of purchase. Notwithstanding the foregoing, the Grantee may, at the discretion of the Committee, pay the exercise price with (i) shares of Common Stock of the Company already owned by, and in the possession of, the Grantee, or (ii) any combination of United States dollars or shares of Common Stock of the Company. Shares of Common Stock of the Company used to satisfy the exercise price of Non-Qualified Stock Options shall be valued at their Fair Market Value, as determined under the Incentive Stock Plan.

     4.   TERM AND EXERCISE OF THE NON-QUALIFIED STOCK OPTIONS

          On the date of grant, 100% of the Non-Qualified Stock Options shall immediately vest. The Non-Qualified Stock Options may be exercised by giving written notice to the Company by first class, certified mail to Arnold L. Wadler, Esq., Executive Vice President, c/o Metromedia Company, One Metromedia Plaza, East Rutherford, New Jersey 07073. Such notice shall be signed and dated by the Grantee and shall state the number of shares of Common Stock of the Company with respect to which the Non-Qualified Stock Options are being exercised. Such notice of exercise shall be accompanied by full payment of the exercise price.

     5.   ISSUANCE OF COMMON STOCK

          Certificates for shares of Common Stock of the Company shall be issued upon the exercise of the Non-Qualified Stock Options only when all necessary actions shall have been taken by the Company to render the Common Stock of the Company when issued, validly issued, fully paid and non-assessable.

     6.   TRANSFERABILITY OF NON-QUALIFIED STOCK OPTIONS

          The Non-Qualified Stock Options granted hereunder shall be exercisable during the Grantee's lifetime only by the Grantee or by the guardian or legal representative of the Grantee acting in a fiduciary capacity on behalf of the Grantee. The Non-Qualified Stock Options shall only be transferable by will or the laws of descent and distribution and shall not be subject, in whole or in part, to attachment, execution or levy of any kind.

     7.   RIGHTS IN THE EVENT OF TERMINATION OF
          EMPLOYMENT FOR REASONS OTHER THAN DEATH AND RETIREMENT

          The Grantee may exercise the Non-Qualified Stock Options (that are otherwise exercisable) only while an employee or within one (1) year after his or her termination of employment on account of disability as defined in Code
Section 22(e)(3) to the extent the Grantee had the right to exercise the Non-Qualified Stock Options prior to his or her termination of employment. In the event the Grantee's employment is terminated for any reason other than disability, death or retirement on or after attaining age sixty-five (65), the Grantee may exercise the Non-Qualified Stock Options (that are otherwise exercisable) within three (3) months after his or her termination of employment.

          Such Non-Qualified Stock Options may be exercised with respect to all or any part of the shares subject thereto to the extent the right to purchase such shares had accrued at the time of termination of employment.

     8.   RIGHTS IN THE EVENT OF THE GRANTEE'S DEATH

          If the Grantee dies while an employee, his or her estate shall have the right for a period of one (1) year following the date of such death to exercise the Non-Qualified Stock Options to the extent such Non-Qualified Stock Options are exercisable and only to the extent the term of the Non-Qualified Stock Options has not yet expired.

     9.   RIGHTS IN THE EVENT OF THE GRANTEE'S RETIREMENT

          The Grantee may exercise the Non-Qualified Stock Options only while an employee or within three (3) months following his or her retirement on or after attaining age sixty-five (65) to the extent such Non-Qualified Stock Options are exercisable and only to the extent the term of the Non-Qualified Stock Options has not yet expired. In the event of the Grantee's death prior to the end of the three (3) month period after retirement on or after attaining age sixty-five (65), his or her estate shall have the right for a period of one (1) year following the date of death to exercise the Non-Qualified Stock Options to the extent such Non-Qualified Stock Options are exercisable and only to the extent the term of the Non-Qualified Stock Options has not yet expired.

     10.  CERTAIN CORPORATE TRANSACTIONS

          In the event of a change in the shares of Common Stock of the Company, as presently constituted, in a transaction described in Section 9 of the Incentive Stock Plan, the Non-Qualified Stock Options shall be adjusted as described in such Section 9 of the Incentive Stock Plan.

          Notice of any adjustment shall be given by the Company to each holder of the Non-Qualified Stock Options which shall have been so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Incentive Stock Plan.

          Fractional shares resulting from any adjustment in the Non-Qualified Stock Options pursuant to Section 9 of the Incentive Stock Plan or this
Section 10 shall be eliminated and the price per share of the remaining shares subject to the Non-Qualified Stock Options shall be adjusted accordingly.

     11.  NO LIMITATION ON RIGHTS OF THE COMPANY

          The grant of the Non-Qualified Stock Options shall not in any way affect the right or power of the Company to make adjustments, reclassifications or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     12.  RIGHTS AS A STOCKHOLDER

          The Grantee or a transferee of the Grantee shall have no rights as a stockholder with respect to any shares subject to his or her Non-Qualified Stock Options prior to the date on which he or she is recorded as the holder of such shares on the records of the Company following the exercise of the Non-Qualified Stock Options. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date on which the Grantee is recorded as the holder of such shares on the records of the Company following the exercise of the Non-Qualified Stock Options.

     13.  SECURITIES LAW REQUIREMENTS

          No Non-Qualified Stock Options granted pursuant to this Agreement shall be exercisable, in whole or in part, nor shall the Company be obligated to acquire/sell any shares of Common Stock of the Company subject to any such Non-Qualified Stock Options, if such exercise, acquisition and sale would, in the opinion of counsel for the Company, violate the Securities Act of 1933 (or other federal or state statutes having similar requirements), as it may be in effect at that time. Each Non-Qualified Stock Option shall be subject to the further requirement that, if at any time the Board of Directors shall determine in its discretion that the listing or qualification of the shares of Common Stock of the Company subject to such Non-Qualified Stock Option under any securities exchange requirements or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the granting of such Non-Qualified Stock Option or the issuance of shares thereunder, such Non-Qualified Stock Option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.

     14.  DISPOSITIONS OF COMMON STOCK

          The Committee may, as a condition precedent to the exercise of the Non-Qualified Stock Options, require the Grantee to enter into such agreements or to make such representations as may be required to make lawful under the laws of the United States or any state the exercise of the Non-Qualified Stock Options and the ultimate disposition of the shares acquired by such exercise.

     15.  TAX WITHHOLDING

          It shall be a condition to the obligation of the Company to deliver shares or securities of the Company upon exercise of a Non-Qualified Stock Option, that the Grantee pay to the Company such amount as may be requested by the Company for the purpose of satisfying any liability for such withholding taxes. Any grant issued under the Incentive Stock Plan may provide by the grant that the Grantee may elect with the consent of the Committee and in accordance with any applicable regulations of the authority issuing such regulations, to pay a portion or all of the amount of such minimum required or additional permitted withholding taxes in shares. In such event, the Grantee shall authorize the Company to withhold, or shall agree to surrender back to the Company, on or about the date such withholding tax liability is determinable, shares previously owned by such Grantee or a portion of the shares that were or otherwise would be distributed to such Grantee pursuant to such award having a Fair Market Value equal to the amount of such required or permitted withholding taxes to be paid in shares.

     16.  NO OBLIGATION TO EXERCISE NON-QUALIFIED STOCK OPTION

          The granting of the Non-Qualified Stock Options shall impose no obligation upon the Grantee or a transferee of the Grantee to exercise the Non-Qualified Stock Options.

     17.  NO CONTRACT OF EMPLOYMENT

          Neither the Incentive Stock Plan nor this Agreement is a contract of employment, and the terms of employment of the Grantee shall not be affected in any way by the Incentive Stock Plan or this Agreement except as specifically provided therein. Neither the establishment of the Incentive Stock Plan nor the execution of this Agreement shall be construed as conferring any legal rights upon the Grantee for a continuation of employment, nor shall it interfere with the right of the Company or any subsidiary to discharge the Grantee and to treat him or her without regard to the effect which such treatment might have upon him or her as a Grantee.

     18.  NOTICE

          Notice to the Company shall be deemed given if in writing and mailed to the Company at the address specified in Section 4 by first-class, certified mail. Notice to the Grantee or the Grantee's estate, if applicable, shall be given by registered mail to such person's last known address.

     19.  AMENDMENT OF AGREEMENT

          The Committee may from time to time and at its discretion amend this Agreement with the consent of the Grantee.

     20.  INTERPRETATION OF AGREEMENT

          This Agreement and the Non-Qualified Stock Options evidenced hereby are subject to the terms of the Incentive Stock Plan. A copy of the Incentive Stock Plan has been delivered, together with this Agreement, to the Grantee, receipt of which is hereby acknowledged. In the event of any conflict between the terms of the Incentive Stock Plan and of this Agreement, the terms of the Incentive Stock Plan shall govern.

          The Committee shall have the final authority and discretion to interpret and construe the terms of the Incentive Stock Plan and of this Agreement and any such interpretations and constructions by the Committee shall be final, binding and conclusive upon all persons claiming an interest in the Incentive Stock Plan. Notwithstanding the foregoing, no term of the Incentive Stock Plan relating to the Non-Qualified Stock Options shall be interpreted, nor shall any discretion or authority of the Committee be exercised, without the consent of the Grantee, to disqualify any Non-Qualified Stock Options under applicable securities laws.

          No member of the Committee shall be liable for any action, interpretation or construction made in good faith with respect to the Incentive Stock Plan or this Agreement.

     21.  GOVERNING LAW

          Except to the extent preempted by federal law, this Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York, determined without regard to its conflict of law rules.

          IN WITNESS WHEREOF, the Company and the Grantee have duly executed this Agreement as of the date first written above.

                              BIG CITY RADIO, INC.



Dated:________________             By:___________________________________




Attest:


______________________
      Secretary


Dated:________________             ______________________________________
                                                   Grantee

                                                                         Annex C
                                                                         -------
                                                           [OC ISOS - COMMITTEE]



                                 BIG CITY RADIO, INC.



          AGREEMENT (the "Agreement"), dated as of ________________, between Big City Radio, Inc., a Delaware corporation with offices at 11 Skyline Drive, Hawthorne, NY 10532 (the "Company"), and (Name) (the"Grantee").

          The committee appointed by the Board of Directors of the Company (the "Committee") responsible for the administration of the Big City Radio, Inc. 1997 Incentive Stock Plan (the"Incentive Stock Plan"), hereby grants to the Grantee, effective on _______________, an option to purchase all or any part of an aggregate of (ISO) shares of Class A common stock (par value $0.01) of the Company ("Common Stock") under the Incentive Stock Plan at an exercise price of $____ per share (the "Incentive Stock Options"). The Incentive Stock Options are intended to be incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

          To evidence the Incentive Stock Options and to set forth the terms and conditions as provided in the Incentive Stock Plan, the Company and the Grantee hereby agree as follows:

     1.   DEFINITIONS

          Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Incentive Stock Plan, as may be amended from time to time.

     2.   CONFIRMATION OF GRANT SUBJECT TO INCENTIVE STOCK PLAN

          The Company hereby evidences and confirms its grant of the Incentive Stock Options to the Grantee on the effective date set forth above. The Incentive Stock Options shall be subject to all of the provisions of the Incentive Stock Plan.

     3.   MEDIUM AND TIME OF PAYMENT

          The exercise price of the Incentive Stock Options shall be payable in United States dollars and may be paid in cash or by certified or cashier's check payable to the order of the Company at the time of purchase. Notwithstanding the foregoing, the Grantee may, at the discretion of the Committee, pay the exercise price with (i) shares of Common Stock of the Company already owned by, and in the possession of, the Grantee, or (ii) any combination of United States dollars or shares of Common Stock of the Company. Shares of Common Stock of the Company used to satisfy the exercise price of Incentive Stock Options shall be valued at their Fair Market Value, as determined under the Incentive Stock Plan.

     4.   TERM AND EXERCISE OF THE INCENTIVE STOCK OPTIONS

          On the date of grant, ___% of the Incentive Stock Options shall immediately vest. Thereafter, the Incentive Stock Options shall vest at a rate equal to ___% per annum over a period of _______ (__) years beginning on the first anniversary date of the date of grant. In the event of the Grantee's death or the Grantee's retirement on or after attaining age sixty-five (65), the Incentive Stock Options shall be immediately exercisable and otherwise subject to Section 7 of the Incentive Stock Plan. Upon a Change in Control prior to the expiration of _______ (__) years from the date of the Grant, the Incentive Stock Options shall be immediately exercisable at the sole discretion of the Board.

          The vested Incentive Stock Options may be exercised by giving written notice to the Company by first class, certified mail to Arnold L. Wadler, Esq., Executive Vice President, c/o Metromedia Company, One Metromedia Plaza, East Rutherford, New Jersey 07073. Such notice shall be signed and dated by the Grantee and shall state the number of shares of Common Stock of the Company with respect to which the Incentive Stock Options are being exercised. Such notice of exercise shall be accompanied by full payment of the exercise price.

     5.   ISSUANCE OF COMMON STOCK

          Certificates for shares of Common Stock of the Company shall be issued upon the exercise of the Incentive Stock Options only when all necessary actions shall have been taken by the Company to render the Common Stock of the Company when issued, validly issued, fully paid and non-assessable.

     6.   TRANSFERABILITY OF INCENTIVE STOCK OPTIONS

          The Incentive Stock Options granted hereunder shall be exercisable during the Grantee's lifetime only by the Grantee or by the guardian or legal representative of the Grantee acting in a fiduciary capacity on behalf of the Grantee. The Incentive Stock Options shall be transferable only by will or the laws of descent and distribution and shall not be subject, in whole or in part, to attachment, execution or levy of any kind.

     7.   RIGHTS IN THE EVENT OF TERMINATION OF
          EMPLOYMENT FOR REASONS OTHER THAN DEATH AND RETIREMENT

          The Grantee may exercise the Incentive Stock Options (that are otherwise exercisable) only while an employee or within one (1) year after his or her termination of employment on account of disability as defined in Code
Section 22(e)(3) to the extent the Grantee had the right to exercise the Incentive Stock Options prior to his or her termination of employment. In the event the Grantee's employment is terminated for any reason other than disability, death or retirement on or after attaining age sixty-five
(65), the Grantee may exercise the Incentive Stock Options (that are otherwise exercisable) within three (3) months after his or her termination of employment.

          Such Incentive Stock Options may be exercised with respect to all or any part of the shares subject thereto to the extent the right to purchase such shares had accrued at the time of termination of employment.

     8.   RIGHTS IN THE EVENT OF THE GRANTEE'S DEATH

          If the Grantee dies while an employee, his or her estate shall have the right for a period of one (1) year following the date of such death to exercise the Incentive Stock Options to the extent such Incentive Stock Options are exercisable and only to the extent the term of the Incentive Stock Options has not yet expired.

     9.   RIGHTS IN THE EVENT OF THE GRANTEE'S RETIREMENT

          The Grantee may exercise the Incentive Stock Options only while an employee or within three (3) months following his or her retirement on or after attaining age sixty-five (65) to the extent such Incentive Stock Options are exercisable and only to the extent the term of the Incentive Stock Options has not yet expired. In the event of the Grantee's death prior to the end of the three (3) month period after retirement on or after attaining age sixty-five (65), his or her estate shall have the right for a period of one (1) year following the date of death to exercise the Incentive Stock Options to the extent such Incentive Stock Options are exercisable and only to the extent the term of the Incentive Stock Options has not yet expired.

     10.  CERTAIN CORPORATE TRANSACTIONS


          In the event of a change in the shares of Common Stock of the Company, as presently constituted, in a transaction described in Section 9 of the Incentive Stock Plan, the Incentive Stock Options shall be adjusted as described in such Section 9 of the Incentive Stock Plan.

          Notice of any adjustment shall be given by the Company to each holder of the Incentive Stock Options which shall have been so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Incentive Stock Plan.

          Fractional shares resulting from any adjustment in the Incentive Stock Options pursuant to Section 9 of the Incentive Stock Plan or this Section 10 shall be eliminated and the price per share of the remaining shares subject to the Incentive Stock Options shall be adjusted accordingly.

     11.  NO LIMITATION ON RIGHTS OF THE COMPANY

          The grant of the Incentive Stock Options shall not in any way affect the right or power of the Company to make adjustments, reclassifications or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     12.  RIGHTS AS A STOCKHOLDER

          The Grantee or a transferee of the Grantee shall have no rights as a stockholder with respect to any shares subject to his or her Incentive Stock Options prior to the date on which he or she is recorded as the holder of such shares on the records of the Company following the exercise of the Incentive Stock Options. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date on which the Grantee is recorded as the holder of such shares on the records of the Company following the exercise of the Incentive Stock Options.

     13.  SECURITIES LAW REQUIREMENTS

          No Incentive Stock Options granted pursuant to this Agreement shall be exercisable, in whole or in part, nor shall the Company be obligated to acquire/sell any shares of Common Stock of the Company subject to any such Incentive Stock Options if such exercise, acquisition and sale would, in the opinion of counsel for the Company, violate the Securities Act of 1933 (or other federal or state statutes having similar requirements), as it may be in effect at that time. Each Incentive Stock Option shall be subject to the further requirement that, if at any time the Board of Directors shall determine in its discretion that the listing or qualification of the shares of Common Stock of the Company subject to such Incentive Stock Option under any securities exchange requirements or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the granting of such Incentive Stock Option or the issuance of shares thereunder, such Incentive Stock Option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.

     14.  DISPOSITIONS OF COMMON STOCK

          No disposition of shares of Common Stock of the Company covered by any Incentive Stock Option shall be effective within two (2) years of the grant of such Incentive Stock Option and within one (1) year of the exercise of such Incentive Stock Option prior to thirty (30) days written notice by the Grantee to the Committee of such transfer and the payment by such Grantee of any withholding taxes due as a result of such disposition. All stock certificates issued pursuant to the exercise of the Incentive Stock Option shall bear notice of this provision.

          In addition, the Committee may, as a condition precedent to the exercise of the Incentive Stock Options, require the Grantee to enter into such agreements or to make such representations as may be required to make lawful under the laws of the United States or any state the exercise of the Incentive Stock Options and the ultimate disposition of the shares acquired by such exercise.

     15.  TAX WITHHOLDING

          It shall be a condition to the obligation of the Company to deliver shares or securities of the Company upon exercise of an Incentive Stock Option, that the Grantee pay to the Company such amount as may be requested by the Company for the purpose of satisfying any liability for such withholding taxes. Any grant issued under the Incentive Stock Plan may provide by the grant that the Grantee may elect with the consent of the Committee and in accordance with any applicable regulations of the authority issuing such regulations, to pay a portion or all of the amount of such minimum required or additional permitted withholding taxes in shares. In such event, the Grantee shall authorize the Company to withhold, or shall agree to surrender back to the Company, on or about the date such withholding tax liability is determinable, shares previously owned by such Grantee or a portion of the shares that were or otherwise would be distributed to such Grantee pursuant to such award having a Fair Market Value equal to the amount of such required or permitted withholding taxes to be paid in shares.

     16.  NO OBLIGATION TO EXERCISE INCENTIVE STOCK OPTION

          The granting of the Incentive Stock Options shall impose no obligation upon the Grantee or a transferee of the Grantee to exercise the Incentive Stock Options.

     17.  NO CONTRACT OF EMPLOYMENT

          Neither the Incentive Stock Plan nor this Agreement is a contract of employment, and the terms of employment of the Grantee shall not be affected in any way by the Incentive Stock Plan or this Agreement except as specifically provided therein. Neither the establishment of the Incentive Stock Plan nor the execution of this Agreement shall be construed as conferring any legal rights upon the Grantee for a continuation of employment, nor shall it interfere with the right of the Company or any subsidiary to discharge the Grantee and to treat him or her without regard to the effect which such treatment might have upon him or her as a Grantee.

     18.  NOTICE

          Notice to the Company shall be deemed given if in writing and mailed to the Company at the address specified in Section 4 by first-class, certified mail. Notice to the Grantee or the Grantee's estate, if applicable, shall be given by registered mail to such person's last known address.


     19.  AMENDMENT OF AGREEMENT

          The Committee may from time to time and at its discretion amend this Agreement with the consent of the Grantee.

     20.  INTERPRETATION OF AGREEMENT

          This Agreement and the Incentive Stock Options evidenced hereby are subject to the terms of the Incentive Stock Plan. A copy of the Incentive Stock Plan has been delivered, together with this Agreement, to the Grantee, receipt of which is hereby acknowledged. In the event of any conflict between the terms of the Incentive Stock Plan and of this Agreement, the terms of the Incentive Stock Plan shall govern.

          The Committee shall have the final authority and discretion to interpret and construe the terms of the Incentive Stock Plan and of this Agreement and any such interpretations and constructions by the Committee shall be final, binding and conclusive upon all persons claiming an interest in the Incentive Stock Plan. Notwithstanding the foregoing, no term of the Incentive Stock Plan relating to Incentive Stock Options shall be interpreted, nor shall any discretion or authority of the Committee be exercised, so as to disqualify the Incentive Stock Plan under Code Section 422 or, without the consent of the Grantee, to disqualify any Incentive Stock Options under Code Section 422 or in a manner inconsistent with applicable securities laws.

          No member of the Committee shall be liable for any action, interpretation or construction made in good faith with respect to the Incentive Stock Plan or this Agreement.

     21.  GOVERNING LAW

          Except to the extent preempted by federal law, this Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York, determined without regard to its conflict of law rules.

          IN WITNESS WHEREOF, the Company and the Grantee have duly executed this Agreement as of the date first written above.

                                   BIG CITY RADIO, INC.



Dated:________________             By:___________________________________




Attest:


______________________
      Secretary



Dated:________________             ______________________________________
                                                   Grantee

                                                                        Annex D
                                                                        -------
                                                                     [OC NQSOS]
                                                          [NON-CLASS A - BOARD]

                                 BIG CITY RADIO, INC.
                                 --------------------

          AGREEMENT (the "Agreement"), dated as of December 1, 1997, between Big City Radio, Inc., a Delaware corporation with offices at 11 Skyline Drive, Hawthorne, NY 10532 (the "Company"), and (Name) (the "Grantee").

          The Board of Directors of the Company hereby grants to the Grantee, effective on December 1, 1997, an option under the Big City Radio, Inc. 1997 Incentive Stock Plan (the "Incentive Stock Plan") to purchase all or any part of an aggregate of (NQSO) shares of common stock (par value $0.01) of the Company (the "Common Stock") under the Incentive Stock Plan at an exercise price of $____ per share (the "Non-Qualified Stock Options"). The Non-Qualified Stock Options are not intended to be incentive stock options within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

          To evidence the Non-Qualified Stock Options, and to set forth the terms and conditions as provided in the Incentive Stock Plan, the Company and the Grantee hereby agree as follows:

     1.   DEFINITIONS

          Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Incentive Stock Plan, as may be amended from time to time.

     2.   CONFIRMATION OF GRANT SUBJECT TO INCENTIVE STOCK PLAN

          The Company hereby evidences and confirms its grant of the Non-Qualified Stock Options to the Grantee on the effective date set forth above. The Non-Qualified Stock Options shall be subject to all of the provisions of the Incentive Stock Plan.

     3.   MEDIUM AND TIME OF PAYMENT

          The exercise price of the Non-Qualified Stock Options shall be payable in United States dollars and may be paid in cash or by certified or cashier's check payable to the order of the Company at the time of purchase. Notwithstanding the foregoing, the Grantee may, at the discretion of the committee responsible for the administration of the Plan (the "Committee"), pay the exercise price with (i) shares of Common Stock of the Company already owned by, and in the possession of, the Grantee, or (ii) any combination of United States dollars or shares of Common Stock of the Company. Shares of Common Stock of the Company used to satisfy the exercise price of Non-Qualified Stock Options shall be valued at their Fair Market Value, as determined under the Incentive Stock Plan.

     4.   TERM AND EXERCISE OF THE NON-QUALIFIED STOCK OPTIONS

          On the date of grant, 100% of the Non-Qualified Stock Options shall immediately vest. The vested Non-Qualified Stock Options may be exercised by giving written notice to the Company by first class, certified mail to Arnold L. Wadler, Esq., Executive Vice President, c/o Metromedia Company, One Metromedia Plaza, East Rutherford, New Jersey 07073. Such notice shall be signed and dated by the Grantee and shall state the number of shares of Common Stock of the Company with respect to which the Non-Qualified Stock Options are being exercised. Such notice of exercise shall be accompanied by full payment of the exercise price.

     5.   ISSUANCE OF COMMON STOCK

          Certificates for shares of Common Stock of the Company shall be issued upon the exercise of the Non-Qualified Stock Options only when all necessary actions shall have been taken by the Company to render the Common Stock of the Company when issued, validly issued, fully paid and non-assessable.

     6.   TRANSFERABILITY OF NON-QUALIFIED STOCK OPTIONS

          The Non-Qualified Stock Options granted hereunder shall be exercisable during the Grantee's lifetime only by the Grantee or by the guardian or legal representative of the Grantee acting in a fiduciary capacity on behalf of the Grantee. The Non-Qualified Stock Options shall only be transferable by will or the laws of descent and distribution and shall not be subject, in whole or in part, to attachment, execution or levy of any kind.

     7.   RIGHTS IN THE EVENT OF TERMINATION OF
          EMPLOYMENT FOR REASONS OTHER THAN DEATH AND RETIREMENT

          The Grantee may exercise the Non-Qualified Stock Options (that are otherwise exercisable) only while an employee or within one (1) year after his or her termination of employment on account of disability as defined in Code
Section 22(e)(3) to the extent the Grantee had the right to exercise the Non-Qualified Stock Options prior to his or her termination of employment. In the event the Grantee's employment is terminated for any reason other than disability, death or retirement on or after attaining age sixty-five (65), the Grantee may exercise the Non-Qualified Stock Options (that are otherwise exercisable) within three (3) months after his or her termination of employment.

          Such Non-Qualified Stock Options may be exercised with respect to all or any part of the shares subject thereto to the extent the right to purchase such shares had accrued at the time of termination of employment.

     8.   RIGHTS IN THE EVENT OF THE GRANTEE'S DEATH

          If the Grantee dies while an employee, his or her estate shall have the right for a period of one (1) year following the date of such death to exercise the Non-Qualified Stock

Options to the extent such Non-Qualified Stock Options are exercisable and only to the extent the term of the Non-Qualified Stock Options has not yet expired.

     9.   RIGHTS IN THE EVENT OF THE GRANTEE'S RETIREMENT

          The Grantee may exercise the Non-Qualified Stock Options only while an employee or within three (3) months following his or her retirement on or after attaining age sixty-five (65) to the extent such Non-Qualified Stock Options are exercisable and only to the extent the term of the Non-Qualified Stock Options has not yet expired. In the event of the Grantee's death prior to the end of the three (3) month period after retirement on or after attaining age sixty-five (65), his or her estate shall have the right for a period of one (1) year following the date of death to exercise the Non-Qualified Stock Options to the extent such Non-Qualified Stock Options are exercisable and only to the extent the term of the Non-Qualified Stock Options has not yet expired.

     10.  CERTAIN CORPORATE TRANSACTIONS

          In the event of a change in the shares of Common Stock of the Company, as presently constituted, in a transaction described in Section 9 of the Incentive Stock Plan, the Non-Qualified Stock Options shall be adjusted as described in such Section 9 of the Incentive Stock Plan.

          Notice of any adjustment shall be given by the Company to each holder of the Non-Qualified Stock Options which shall have been so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Incentive Stock Plan.

          Fractional shares resulting from any adjustment in the Non-Qualified Stock Options pursuant to Section 9 of the Incentive Stock Plan or this
Section 10 shall be eliminated
and the price per share of the remaining shares subject to the Non-Qualified Stock Options shall be adjusted accordingly.

     11.  NO LIMITATION ON RIGHTS OF THE COMPANY

          The grant of the Non-Qualified Stock Options shall not in any way affect the right or power of the Company to make adjustments, reclassifications or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     12.  RIGHTS AS A STOCKHOLDER

          The Grantee or a transferee of the Grantee shall have no rights as a stockholder with respect to any shares subject to his or her Non-Qualified Stock Options prior to the date on which he or she is recorded as the holder of such shares on the records of the Company following the exercise of the Non-Qualified Stock Options. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date on which the Grantee is recorded as the holder of such shares on the records of the Company following the exercise of the Non-Qualified Stock Options.

     13.  SECURITIES LAW REQUIREMENTS

          No Non-Qualified Stock Options granted pursuant to this Agreement shall be exercisable, in whole or in part, nor shall the Company be obligated to acquire/sell any shares of Common Stock of the Company subject to any such Non-Qualified Stock Options, if such exercise, acquisition and sale would, in the opinion of counsel for the Company, violate the Securities Act of 1933 (or other federal or state statutes having similar requirements), as it may be in effect at that time. Each Non-Qualified Stock Option shall be subject to the further requirement that, if at any time the Board of Directors shall determine in its discretion that the listing or qualification of the shares of Common Stock of the Company subject to such Non-Qualified Stock Option under any securities exchange requirements or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the granting of such Non-Qualified Stock Option or the issuance of shares thereunder, such Non-Qualified Stock Option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.

     14.  DISPOSITIONS OF COMMON STOCK

          The Committee may, as a condition precedent to the exercise of the Non-Qualified Stock Options, require the Grantee to enter into such agreements or to make such representations as may be required to make lawful under the laws of the United States or any state the exercise of the Non-Qualified Stock Options and the ultimate disposition of the shares acquired by such exercise.

     15.  TAX WITHHOLDING

          It shall be a condition to the obligation of the Company to deliver shares or securities of the Company upon exercise of a Non-Qualified Stock Option, that the Grantee pay to the Company such amount as may be requested by the Company for the purpose of satisfying any liability for such withholding taxes. Any grant issued under the Incentive Stock Plan may provide by the grant that the Grantee may elect with the consent of the Committee and in accordance with any applicable regulations of the authority issuing such regulations, to pay a portion or all of the amount of such minimum required or additional permitted withholding taxes in shares. In such event, the Grantee shall authorize the Company to withhold, or shall agree to surrender back to the Company, on or about the date such withholding tax liability is determinable, shares previously owned by such Grantee or a portion of the shares that were or otherwise would be distributed to such Grantee pursuant to such award having a Fair Market Value equal to the amount of such required or permitted withholding taxes to be paid in shares.

     16.  NO OBLIGATION TO EXERCISE NON-QUALIFIED STOCK OPTION

          The granting of the Non-Qualified Stock Options shall impose no obligation upon the Grantee or a transferee of the Grantee to exercise the Non-Qualified Stock Options.

     17.  NO CONTRACT OF EMPLOYMENT

          Neither the Incentive Stock Plan nor this Agreement is a contract of employment, and the terms of employment of the Grantee shall not be affected in any way by the Incentive Stock Plan or this Agreement except as specifically provided therein. Neither the establishment of the Incentive Stock Plan nor the execution of this Agreement shall be construed as conferring any legal rights upon the Grantee for a continuation of employment, nor shall it interfere with the right of the Company or any subsidiary to discharge the Grantee and to treat him or her without regard to the effect which such treatment might have upon him or her as a Grantee.

     18.  NOTICE

          Notice to the Company shall be deemed given if in writing and mailed to the Company at the address specified in Section 4 by first-class, certified mail. Notice to the Grantee or the Grantee's estate, if applicable, shall be given by registered mail to such person's last known address.

     19.  AMENDMENT OF AGREEMENT

          The Committee may from time to time and at its discretion amend this Agreement with the consent of the Grantee.

     20.  INTERPRETATION OF AGREEMENT

          This Agreement and the Non-Qualified Stock Options evidenced hereby are subject to the terms of the Incentive Stock Plan. A copy of the Incentive Stock Plan has been delivered, together with this Agreement, to the Grantee, receipt of which is hereby acknowledged. In the event of any conflict between the terms of the Incentive Stock Plan and of this Agreement, the terms of the Incentive Stock Plan shall govern.

          The Committee shall have the final authority and discretion to interpret and construe the terms of the Incentive Stock Plan and of this Agreement and any such interpretations and constructions by the Committee shall be final, binding and conclusive upon all persons claiming an interest in the Incentive Stock Plan. Notwithstanding the foregoing, no term of the Incentive Stock Plan relating to the Non-Qualified Stock Options shall be interpreted, nor shall any discretion or authority of the Committee be exercised, without the consent of the Grantee, to disqualify any Non-Qualified Stock Options under applicable securities laws.

          No member of the Committee shall be liable for any action, interpretation or construction made in good faith with respect to the Incentive Stock Plan or this Agreement.

     21.  GOVERNING LAW

          Except to the extent preempted by federal law, this Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York, determined without regard to its conflict of law rules.

          IN WITNESS WHEREOF, the Company and the Grantee have duly executed this Agreement as of the date first written above.

                                   BIG CITY RADIO, INC.



Dated:________________             By:___________________________________




Attest:


______________________
      Secretary


Dated:________________             ______________________________________
                                                   Grantee

                                                                        Annex E
                                                                       --------
                                                                     [OC NQSOS]
                                                              [CLASS A - BOARD]



                                 BIG CITY RADIO, INC.
                                 --------------------


          AGREEMENT (the "Agreement"), dated as of _______________, between Big City Radio, Inc., a Delaware corporation with offices at 11 Skyline Drive, Hawthorne, NY 10532 (the "Company"), and (Name) (the "Grantee").

          The Board of Directors of the Company hereby grants to the Grantee, effective as of the close of business on the date prior to the consummation of the initial public offering of shares of Class A common stock (par value $0.01) of the Company (the "Common Stock"), an option to purchase all or any part of an aggregate of (NQSO) shares of Common Stock under the Big City Radio, Inc. 1997 Incentive Stock Plan (the "Incentive Stock Plan") at an exercise price of $____ per share (the "Non-Qualified Stock Options"). The Non-Qualified Stock Options are not intended to be incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

          To evidence the Non-Qualified Stock Options, and to set forth the terms and conditions as provided in the Incentive Stock Plan, the Company and the Grantee hereby agree as follows:

     1.   DEFINITIONS

          Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Incentive Stock Plan, as may be amended from time to time.

     2.   CONFIRMATION OF GRANT SUBJECT TO INCENTIVE STOCK PLAN

          The Company hereby evidences and confirms its grant of the Non-Qualified Stock Options to the Grantee on the effective date set forth above. The Non-Qualified Stock Options shall be subject to all of the provisions of the Incentive Stock Plan.

     3.   MEDIUM AND TIME OF PAYMENT

          The exercise price of the Non-Qualified Stock Options shall be payable in United States dollars and may be paid in cash or by certified or cashier's check payable to the order of the Company at the time of purchase. Notwithstanding the foregoing, the Grantee may, at the discretion of the committee responsible for the administration of the Plan (the "Committee"), pay the exercise price with (i) shares of Common Stock of the Company already owned by, and in the possession of, the Grantee, or (ii) any combination of United States dollars or shares of Common Stock of the Company. Shares of Common Stock of the Company used to satisfy the exercise price of Non-Qualified Stock Options shall be valued at their Fair Market Value, as determined under the Incentive Stock Plan.

     4.   TERM AND EXERCISE OF THE NON-QUALIFIED STOCK OPTIONS

          The Non-Qualified Stock Options shall vest at a rate equal to 20% per annum over a period of five (5) years beginning on the first anniversary date of the date of grant. In the event of the Grantee's death or the Grantee's retirement on or after attaining age sixty-five (65), the Non-Qualified Stock Options shall be immediately exercisable and otherwise subject to Section 7 of the Incentive Stock Plan. Upon a Change in Control prior to the expiration of five (5) years from the date of the Grant, the Non-Qualified Stock Options shall be immediately exercisable at the sole discretion of the Board.

          The vested Non-Qualified Stock Options may be exercised by giving written notice to the Company by first class, certified mail to Arnold L. Wadler, Esq., Executive Vice President, c/o Metromedia Company, One Metromedia Plaza, East Rutherford, New Jersey 07073. Such notice shall be signed and dated by the Grantee and shall state the number of shares of Common Stock of the Company with respect to which the Non-Qualified Stock Options are being exercised. Such notice of exercise shall be accompanied by full payment of the exercise price.

     5.   ISSUANCE OF COMMON STOCK

          Certificates for shares of Common Stock of the Company shall be issued upon the exercise of the Non-Qualified Stock Options only when all necessary actions shall have been taken by the Company to render the Common Stock of the Company when issued, validly issued, fully paid and non-assessable.

     6.   TRANSFERABILITY OF NON-QUALIFIED STOCK OPTIONS

          The Non-Qualified Stock Options granted hereunder shall be exercisable during the Grantee's lifetime only by the Grantee or by the guardian or legal representative of the Grantee acting in a fiduciary capacity on behalf of the Grantee. The Non-Qualified Stock Options shall be transferable only by will or the laws of descent and distribution and shall not be subject, in whole or in part, to attachment, execution or levy of any kind.

     7.   RIGHTS IN THE EVENT OF TERMINATION OF
          EMPLOYMENT FOR REASONS OTHER THAN DEATH AND RETIREMENT

          The Grantee may exercise the Non-Qualified Stock Options (that are otherwise exercisable) only while an employee or within one (1) year after his or her termination of employment on account of disability as defined in Code
Section 22(e)(3) to the extent the

Grantee had the right to exercise the Non-Qualified Stock Options prior to his or her termination of employment. In the event the Grantee's employment is terminated for any reason other than disability, death or retirement on or after attaining age sixty-five (65), the Grantee may exercise the Non-Qualified Stock Options (that are otherwise exercisable) within three (3) months after his or her termination of employment.

          Such Non-Qualified Stock Options may be exercised with respect to all or any part of the shares subject thereto to the extent the right to purchase such shares had accrued at the time of termination of employment.

     8.   RIGHTS IN THE EVENT OF THE GRANTEE'S DEATH

          If the Grantee dies while an employee, his or her estate shall have the right for a period of one (1) year following the date of such death to exercise the Non-Qualified Stock Options to the extent such Non-Qualified Stock Options are exercisable and only to the extent the term of the Non-Qualified Stock Options has not yet expired.

     9.   RIGHTS IN THE EVENT OF THE GRANTEE'S RETIREMENT

          The Grantee may exercise the Non-Qualified Stock Options only while an employee or within three (3) months following his or her retirement on or after attaining age sixty-five (65) to the extent such Non-Qualified Stock Options are exercisable and only to the extent the term of the Non-Qualified Stock Options has not yet expired. In the event of the Grantee's death prior to the end of the three (3) month period after retirement on or after attaining age sixty-five (65), his or her estate shall have the right for a period of one (1) year following the date of death to exercise the Non-Qualified Stock Options to the extent such Non-Qualified Stock Options are exercisable and only to the extent the term of the Non-Qualified Stock Options has not yet expired.

     10.  CERTAIN CORPORATE TRANSACTIONS

          In the event of a change in the shares of Common Stock of the Company, as presently constituted, in a transaction described in Section 9 of the Incentive Stock Plan, the Non-Qualified Stock Options shall be adjusted as described in such Section 9 of the Incentive Stock Plan.

          Notice of any adjustment shall be given by the Company to each holder of the Non-Qualified Stock Options which shall have been so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Incentive Stock Plan.

          Fractional shares resulting from any adjustment in the Non-Qualified Stock Options pursuant to Section 9 of the Incentive Stock Plan or this
Section 10 shall be eliminated and the price per share of the remaining shares subject to the Non-Qualified Stock Options shall be adjusted accordingly.

     11.  NO LIMITATION ON RIGHTS OF THE COMPANY

          The grant of the Non-Qualified Stock Options shall not in any way affect the right or power of the Company to make adjustments, reclassifications or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     12.  RIGHTS AS A STOCKHOLDER

          The Grantee or a transferee of the Grantee shall have no rights as a stockholder with respect to any shares subject to his or her Non-Qualified Stock Options prior to the date on which he or she is recorded as the holder of such shares on the records of the Company following the exercise of the Non-Qualified Stock Options. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date on which the Grantee is recorded as the holder of such shares on the records of the Company following the exercise of the Non-Qualified Stock Options.

     13.  SECURITIES LAW REQUIREMENTS

          No Non-Qualified Stock Options granted pursuant to this Agreement shall be exercisable, in whole or in part, nor shall the Company be obligated to acquire/sell any shares of Common Stock of the Company subject to any such Non-Qualified Stock Options, if such exercise, acquisition and sale would, in the opinion of counsel for the Company, violate the Securities Act of 1933 (or other federal or state statutes having similar requirements), as it may be in effect at that time. Each Non-Qualified Stock Option shall be subject to the further requirement that, if at any time the Board of Directors shall determine in its discretion that the listing or qualification of the shares of Common Stock of the Company subject to such Non-Qualified Stock Option under any securities exchange requirements or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the granting of such Non-Qualified Stock Option or the issuance of shares thereunder, such Non-Qualified Stock Option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.

     14.  DISPOSITIONS OF COMMON STOCK

          The Committee may, as a condition precedent to the exercise of the Non-Qualified Stock Options, require the Grantee to enter into such agreements or to make such representations as may be required to make lawful under the laws of the United States or any state the exercise of the Non-Qualified Stock Options and the ultimate disposition of the shares acquired by such exercise.

     15.  TAX WITHHOLDING

          It shall be a condition to the obligation of the Company to deliver shares or securities of the Company upon exercise of a Non-Qualified Stock Option, that the Grantee pay to the Company such amount as may be requested by the Company for the purpose of satisfying any liability for such withholding taxes. Any grant issued under the Incentive Stock Plan may provide by the grant that the Grantee may elect with the consent of the Committee and in accordance with any applicable regulations of the authority issuing such regulations, to pay a portion or all of the amount of such minimum required or additional permitted withholding taxes in shares. In such event, the Grantee shall authorize the Company to withhold, or shall agree to surrender back to the Company, on or about the date such withholding tax liability is determinable, shares previously owned by such Grantee or a portion of the shares that were or otherwise would be distributed to such Grantee pursuant to such award having a Fair Market Value equal to the amount of such required or permitted withholding taxes to be paid in shares.

     16.  NO OBLIGATION TO EXERCISE NON-QUALIFIED STOCK OPTION

          The granting of the Non-Qualified Stock Options shall impose no obligation upon the Grantee or a transferee of the Grantee to exercise the Non-Qualified Stock Options.

     17.  NO CONTRACT OF EMPLOYMENT

          Neither the Incentive Stock Plan nor this Agreement is a contract of employment, and the terms of employment of the Grantee shall not be affected in any way by the Incentive Stock Plan or this Agreement except as specifically provided therein. Neither the establishment of the Incentive Stock Plan nor the execution of this Agreement shall be construed as conferring any legal rights upon the Grantee for a continuation of employment, nor shall it interfere with the right of the Company or any subsidiary to discharge the Grantee and to treat him or her without regard to the effect which such treatment might have upon him or her as a Grantee.

     18.  NOTICE

          Notice to the Company shall be deemed given if in writing and mailed to the Company at the address specified in Section 4 by first-class, certified mail. Notice to the Grantee or the Grantee's estate, if applicable, shall be given by registered mail to such person's last known address.

     19.  AMENDMENT OF AGREEMENT

          The Committee may from time to time and at its discretion amend this Agreement with the consent of the Grantee.

     20.  INTERPRETATION OF AGREEMENT

          This Agreement and the Non-Qualified Stock Options evidenced hereby are subject to the terms of the Incentive Stock Plan. A copy of the Incentive Stock Plan has been delivered, together with this Agreement, to the Grantee, receipt of which is hereby acknowledged. In the event of any conflict between the terms of the Incentive Stock Plan and of this Agreement, the terms of the Incentive Stock Plan shall govern.

          The Committee shall have the final authority and discretion to interpret and construe the terms of the Incentive Stock Plan and of this Agreement and any such interpretations and constructions by the Committee shall be final, binding and conclusive upon all persons claiming an interest in the Incentive Stock Plan. Notwithstanding the foregoing, no term of the Incentive Stock Plan relating to the Non-Qualified Stock Options shall be interpreted, nor shall any discretion or authority of the Committee be exercised, without the consent of the Grantee, to disqualify any Non-Qualified Stock Options under applicable securities laws.

          No member of the Committee shall be liable for any action, interpretation or construction made in good faith with respect to the Incentive Stock Plan or this Agreement.

     21.  GOVERNING LAW

          Except to the extent preempted by federal law, this Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York, determined without regard to its conflict of law rules.

          IN WITNESS WHEREOF, the Company and the Grantee have duly executed this Agreement as of the date first written above.

                                   BIG CITY RADIO, INC.



Dated:________________             By:___________________________________




Attest:


______________________
      Secretary


Dated:________________             ______________________________________
                                                   Grantee

                                                                         Annex F
                                                                        --------
                                                                      [OC NQSOS]
                                                           [CLASS A - COMMITTEE]



                                 BIG CITY RADIO, INC.
                                 --------------------


          AGREEMENT (the "Agreement"), dated as of _______________, between Big City Radio, Inc., a Delaware corporation with offices at 11 Skyline Drive, Hawthorne, NY 10532 (the "Company"), and (Name) (the "Grantee").

          The committee appointed by the Board of Directors of the Company (the "Committee") responsible for the administration of the Big City Radio, Inc. 1997 Incentive Stock Plan (the "Incentive Stock Plan"), hereby grants to the Grantee, effective on _______________, an option to purchase all or any part of an aggregate of (NQSO) shares of Class A common stock (par value $0.01) of the Company (the "Common Stock") under the Incentive Stock Plan at an exercise price of $____ per share (the "Non-Qualified Stock Options"). The Non-Qualified Stock Options are not intended to be incentive stock options within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

          To evidence the Non-Qualified Stock Options, and to set forth the terms and conditions as provided in the Incentive Stock Plan, the Company and the Grantee hereby agree as follows:

     1.   DEFINITIONS

          Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Incentive Stock Plan, as may be amended from time to time.

     2.   CONFIRMATION OF GRANT SUBJECT TO INCENTIVE STOCK PLAN

          The Company hereby evidences and confirms its grant of the Non-Qualified Stock Options to the Grantee on the effective date set forth above. The Non-Qualified Stock Options shall be subject to all of the provisions of the Incentive Stock Plan.

     3.   MEDIUM AND TIME OF PAYMENT

          The exercise price of the Non-Qualified Stock Options shall be payable in United States dollars and may be paid in cash or by certified or cashier's check payable to the order of the Company at the time of purchase. Notwithstanding the foregoing, the Grantee may, at the discretion of the Committee, pay the exercise price with (i) shares of Common Stock of the Company already owned by, and in the possession of, the Grantee, or (ii) any combination of United States dollars or shares of Common Stock of the Company. Shares of Common Stock of the Company used to satisfy the exercise price of Non-Qualified Stock Options shall be valued at their Fair Market Value, as determined under the Incentive Stock Plan.

     4.   TERM AND EXERCISE OF THE NON-QUALIFIED STOCK OPTIONS

          On the date of grant, ___% of the Non-Qualified Stock Options shall immediately vest. Thereafter, the Non-Qualified Stock Options shall vest at a rate equal to ___% per annum over a period of _______ (__) years beginning on the first anniversary date of the date of grant. In the event of the Grantee's death or the Grantee's retirement on or after attaining age sixty-five (65), the Non-Qualified Stock Options shall be immediately exercisable and otherwise subject to Section 7 of the Incentive Stock Plan. Upon a Change in Control prior to the expiration of _______ (__) years from the date of the Grant, the Non-Qualified Stock Options shall be immediately exercisable at the sole discretion of the Board.

          The vested Non-Qualified Stock Options may be exercised by giving written notice to the Company by first class, certified mail to Arnold L. Wadler, Esq., Executive Vice President, c/o Metromedia Company, One Metromedia Plaza, East Rutherford, New Jersey 07073. Such notice shall be signed and dated by the Grantee and shall state the number of shares of Common Stock of the Company with respect to which the Non-Qualified Stock Options are being exercised. Such notice of exercise shall be accompanied by full payment of the exercise price.

     5.   ISSUANCE OF COMMON STOCK
          Certificates for shares of Common Stock of the Company shall be issued upon the exercise of the Non-Qualified Stock Options only when all necessary actions shall have been taken by the Company to render the Common Stock of the Company when issued, validly issued, fully paid and non-assessable.

     6.   TRANSFERABILITY OF NON-QUALIFIED STOCK OPTIONS

          The Non-Qualified Stock Options granted hereunder shall be exercisable during the Grantee's lifetime only by the Grantee or by the guardian or legal representative of the Grantee acting in a fiduciary capacity on behalf of the Grantee. The Non-Qualified Stock Options shall only be transferable by will or the laws of descent and distribution and shall not be subject, in whole or in part, to attachment, execution or levy of any kind.

     7.   RIGHTS IN THE EVENT OF TERMINATION OF
          EMPLOYMENT FOR REASONS OTHER THAN DEATH AND RETIREMENT

          The Grantee may exercise the Non-Qualified Stock Options (that are otherwise exercisable) only while an employee or within one (1) year after his or her termination of employment on account of disability as defined in Code
Section 22(e)(3) to the extent the

Grantee had the right to exercise the Non-Qualified Stock Options prior to his or her termination of employment. In the event the Grantee's employment is terminated for any reason other than disability, death or retirement on or after attaining age sixty-five (65), the Grantee may exercise the Non-Qualified Stock Options (that are otherwise exercisable) within three (3) months after his or her termination of employment.

          Such Non-Qualified Stock Options may be exercised with respect to all or any part of the shares subject thereto to the extent the right to purchase such shares had accrued at the time of termination of employment.

     8.   RIGHTS IN THE EVENT OF THE GRANTEE'S DEATH

          If the Grantee dies while an employee, his or her estate shall have the right for a period of one (1) year following the date of such death to exercise the Non-Qualified Stock Options to the extent such Non-Qualified Stock Options are exercisable and only to the extent the term of the Non-Qualified Stock Options has not yet expired.

     9.   RIGHTS IN THE EVENT OF THE GRANTEE'S RETIREMENT

          The Grantee may exercise the Non-Qualified Stock Options only while an employee or within three (3) months following his or her retirement on or after attaining age sixty-five (65) to the extent such Non-Qualified Stock Options are exercisable and only to the extent the term of the Non-Qualified Stock Options has not yet expired. In the event of the Grantee's death prior to the end of the three (3) month period after retirement on or after attaining age sixty-five (65), his or her estate shall have the right for a period of one (1) year following the date of death to exercise the Non-Qualified Stock Options to the extent such Non-Qualified Stock Options are exercisable and only to the extent the term of the Non-Qualified Stock Options has not yet expired.

     10.  CERTAIN CORPORATE TRANSACTIONS

          In the event of a change in the shares of Common Stock of the Company, as presently constituted, in a transaction described in Section 9 of the Incentive Stock Plan, the Non-Qualified Stock Options shall be adjusted as described in such Section 9 of the Incentive Stock Plan.

          Notice of any adjustment shall be given by the Company to each holder of the Non-Qualified Stock Options which shall have been so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Incentive Stock Plan.

          Fractional shares resulting from any adjustment in the Non-Qualified Stock Options pursuant to Section 9 of the Incentive Stock Plan or this
Section 10 shall be eliminated and the price per share of the remaining shares subject to the Non-Qualified Stock Options shall be adjusted accordingly.

     11.  NO LIMITATION ON RIGHTS OF THE COMPANY
          The grant of the Non-Qualified Stock Options shall not in any way affect the right or power of the Company to make adjustments, reclassifications or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     12.  RIGHTS AS A STOCKHOLDER

          The Grantee or a transferee of the Grantee shall have no rights as a stockholder with respect to any shares subject to his or her Non-Qualified Stock Options prior to the date on which he or she is recorded as the holder of such shares on the records of the Company following the exercise of the Non-Qualified Stock Options. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date on which the Grantee is recorded as the holder of such shares on the records of the Company following the exercise of the Non-Qualified Stock Options.

     13.  SECURITIES LAW REQUIREMENTS

          No Non-Qualified Stock Options granted pursuant to this Agreement shall be exercisable, in whole or in part, nor shall the Company be obligated to acquire/sell any shares of Common Stock of the Company subject to any such Non-Qualified Stock Options, if such exercise, acquisition and sale would, in the opinion of counsel for the Company, violate the Securities Act of 1933 (or other federal or state statutes having similar requirements), as it may be in effect at that time. Each Non-Qualified Stock Option shall be subject to the further requirement that, if at any time the Board of Directors shall determine in its discretion that the listing or qualification of the shares of Common Stock of the Company subject to such Non-Qualified Stock Option under any securities exchange requirements or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the granting of such Non-Qualified Stock Option or the issuance of shares thereunder, such Non-Qualified Stock Option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.


     14.  DISPOSITIONS OF COMMON STOCK

          The Committee may, as a condition precedent to the exercise of the Non-Qualified Stock Options, require the Grantee to enter into such agreements or to make such representations as may be required to make lawful under the laws of the United States or any state the exercise of the Non-Qualified Stock Options and the ultimate disposition of the shares acquired by such exercise.

     15.  TAX WITHHOLDING

          It shall be a condition to the obligation of the Company to deliver shares or securities of the Company upon exercise of a Non-Qualified Stock Option, that the Grantee pay to the Company such amount as may be requested by the Company for the purpose of satisfying any liability for such withholding taxes. Any grant issued under the Incentive Stock Plan may provide by the grant that the Grantee may elect with the consent of the Committee and in accordance with any applicable regulations of the authority issuing such regulations, to pay a portion or all of the amount of such minimum required or additional permitted withholding taxes in shares. In such event, the Grantee shall authorize the Company to withhold, or shall agree to surrender back to the Company, on or about the date such withholding tax liability is determinable, shares previously owned by such Grantee or a portion of the shares that were or otherwise would be distributed to such Grantee pursuant to such award having a Fair Market Value equal to the amount of such required or permitted withholding taxes to be paid in shares.

     16.  NO OBLIGATION TO EXERCISE NON-QUALIFIED STOCK OPTION

          The granting of the Non-Qualified Stock Options shall impose no obligation upon the Grantee or a transferee of the Grantee to exercise the Non-Qualified Stock Options.

     17.  NO CONTRACT OF EMPLOYMENT

          Neither the Incentive Stock Plan nor this Agreement is a contract of employment, and the terms of employment of the Grantee shall not be affected in any way by the Incentive Stock Plan or this Agreement except as specifically provided therein. Neither the establishment of the Incentive Stock Plan nor the execution of this Agreement shall be construed as conferring


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

any legal rights upon the Grantee for a continuation of employment, nor shall it interfere with the right of the Company or any subsidiary to discharge the Grantee and to treat him or her without regard to the effect which such treatment might have upon him or her as a Grantee.

     18.  NOTICE

          Notice to the Company shall be deemed given if in writing and mailed to the Company at the address specified in Section 4 by first-class, certified mail. Notice to the Grantee or the Grantee's estate, if applicable, shall be given by registered mail to such person's last known address.

     19.  AMENDMENT OF AGREEMENT

          The Committee may from time to time and at its discretion amend this Agreement with the consent of the Grantee.

     20.  INTERPRETATION OF AGREEMENT

          This Agreement and the Non-Qualified Stock Options evidenced hereby are subject to the terms of the Incentive Stock Plan. A copy of the Incentive Stock Plan has been delivered, together with this Agreement, to the Grantee, receipt of which is hereby acknowledged. In the event of any conflict between the terms of the Incentive Stock Plan and of this Agreement, the terms of the Incentive Stock Plan shall govern.

          The Committee shall have the final authority and discretion to interpret and construe the terms of the Incentive Stock Plan and of this Agreement and any such interpretations and constructions by the Committee shall be final, binding and conclusive upon all persons claiming an interest in the Incentive Stock Plan. Notwithstanding the foregoing, no term of the Incentive Stock Plan relating to the Non-Qualified Stock Options shall be interpreted, nor shall any discretion or authority of the Committee be exercised, without the consent of the Grantee, to disqualify any Non-Qualified Stock Options under applicable securities laws.

          No member of the Committee shall be liable for any action, interpretation or construction made in good faith with respect to the Incentive Stock Plan or this Agreement.

     21.  GOVERNING LAW

          Except to the extent preempted by federal law, this Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York, determined without regard to its conflict of law rules.

          IN WITNESS WHEREOF, the Company and the Grantee have duly executed this Agreement as of the date first written above.

                                   BIG CITY RADIO, INC.



Dated:________________             By:___________________________________




Attest:


______________________
      Secretary


Dated:________________             ______________________________________
                                                   Grantee







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